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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

       Date of Report (date of earliest event reported): December 2, 2003


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             (Exact name of Registrant as specified in its charter)




   Virginia                      54-1873198                   000-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                            North Arlington, VA 22209
               (Address of principal executive offices) (Zip code)


                                 (703) 312-9500
               (Registrant's telephone number including area code)

Item 9. Regulation FD Disclosure.

1. On December 3, 2003, Friedman, Billings, Ramsey Group, Inc. will make a presentation to investors at the Friedman Billings Ramsey 10th Annual Investor Conference in New York, NY. A copy of the presentation is furnished herewith as Exhibit 99.1.

EXHIBIT LIST

99.1 Presentation by Friedman, Billings, Ramsey Group, Inc. at the Friedman Billings Ramsey 10th Annual Investor Conference in New York, NY.

     An additional PDF version of Friedman, Billings, Ramsey Group, Inc.'s presentation is furnished herewith as Exhibit 99.1

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  December 2, 1003             By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Co-Chairman & Co-Chief Executive Officer